UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

Romeo Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5560 Katella Avenue, Cypress, CA	90630
(Address of principal executive offices)	(Zip Code)

(833) 467-2237

(Registrant’s telephone number, including area code)

4380 Ayers Avenue

Vernon, CA 90058

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RMO	New York Stock Exchange

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on October 14, 2022 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among Romeo Power, Inc., a Delaware corporate (the “Company” or “Romeo”), Nikola Corporation, a Delaware corporation (“Nikola”), and J Purchaser Corp., a Delaware corporation and a wholly-owned subsidiary of Nikola (“Purchaser”). Pursuant to the Merger Agreement, Purchaser completed an exchange offer (the “Exchange Offer”) to acquire any and all of the issued and outstanding shares of common stock, $0.0001 par value per share, of the Company (“Romeo Common Stock”) for 0.1186 (the “Exchange Ratio”) of a share of Nikola common stock, par value $0.0001 per share (“Nikola Common Stock”) rounded down to the nearest whole number of shares of Nikola Common Stock. Promptly following the completion of the Exchange Offer, upon the terms and subject to the conditions of the Merger Agreement, Purchaser was merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Nikola (the “Merger”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Exchange Offer was initially set to expire at midnight, Eastern Time, at the end of September 26, 2022. Purchaser was advised by Continental Stock Transfer & Trust Company (“CST”), the depositary and exchange agent for the Exchange Offer, that, as of the expiration of the initial offering period, a total of 70,034,712 Romeo Common Stock, collectively representing approximately 37.65% of the Company’s outstanding capital on a fully diluted and as-converted basis, were validly tendered and not properly withdrawn in the Exchange Offer. Following the expiration of the initial offering period, Nikola, Purchaser and the Company extended the Exchange Offer for an extension period of eleven (11) business days, which commenced on September 27, 2022 and expired at midnight, Eastern Time at the end of October 12, 2022 (the “Extension Period”). The stockholders of the Company who did not tender their shares of Romeo Common Stock during the initial offering period were able to tender their shares of Romeo Common Stock any time prior to the expiration of the Extension Period. Purchaser was advised by CST, that, as of the expiration of the Extension Period, a total of 93,157,857 Romeo Common Stock, collectively representing approximately 50.1% of the Company’s issued and outstanding capital, were validly tendered and not properly withdrawn in the Exchange Offer. All conditions to the Exchange Offer having been satisfied or waived, Purchaser accepted for exchange all of shares of Romeo Common Stock validly tendered during the initial offering period and the Extension Period, and the Exchange Offer was completed.

Following the consummation of the Exchange Offer, on October 14, 2022, Nikola, Purchaser and the Company completed the other transactions contemplated by the Merger Agreement, including pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, Purchaser was merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Nikola.

At the Effective Time of the Merger (the “Effective Time”), by virtue of the Merger and without any further action on the part of Nikola, Purchaser, Romeo or any stockholder of Romeo:

•

each share of Romeo Common Stock and Romeo Preferred Stock (“Romeo Preferred Stock”) held as treasury stock or held or owned by Romeo, Nikola, Purchaser or any subsidiary of Romeo immediately prior to the Effective Time was canceled and retired and ceased to exist, and no consideration was delivered in exchange therefor;

•

each share of Romeo Common Stock and Romeo Preferred Stock outstanding immediately prior to the Effective Time (other than shares of Romeo Common Stock and Romeo Preferred Stock held as treasury stock or held or owned by Romeo, Nikola, Purchaser or any subsidiary of Romeo immediately prior to the completion of the Merger) was converted solely into the right to receive a number of validly issued, fully paid and non-assessable shares of Nikola Common Stock equal to the Exchange Ratio;

•

each Romeo warrant that was outstanding and unexercised immediately prior to the completion of the Merger was converted into and became a warrant to purchase Nikola Common Stock determined by multiplying the number of shares of Romeo Common Stock that were subject to such Romeo warrant by the Exchange Ratio (with the per share exercise price for the Nikola Common Stock issuable upon exercise of each warrant assumed by Nikola determined by dividing the per share exercise price of Romeo Common Stock subject to such warrant by the Exchange Ratio), and Nikola assumed each such warrant in accordance with its terms;

•

each option to purchase shares of Romeo Common Stock that was outstanding and unexercised immediately prior to the Effective Time, whether under the Company’s 2020 Long-Term Incentive Plan (the “2020 plan”), the Company’s 2016 Stock Plan (the “predecessor plan”) or otherwise and whether or not vested or exercisable, was cancelled and extinguished without the right to receive any consideration; and

•

each restricted stock unit or performance-related stock unit relating to shares of Romeo Common Stock (“Romeo RSU” and “Romeo PSU”, respectively) that was outstanding and had not been settled immediately prior to the Effective Time, whether under the 2020 plan, the predecessor plan or otherwise and whether vested or unvested, was converted into and became a restricted stock unit or a performance stock unit, as applicable, which will settle for shares of Nikola Common Stock and each such Romeo RSU or Romeo PSU, as applicable, was assumed by Nikola in accordance with the terms (as in effect on the date of the Merger Agreement) of the 2020 plan and the predecessor plan, respectively, and the terms of the restricted stock unit award agreement or performance stock unit award agreement, as applicable, by which such Romeo RSU or Romeo PSU is evidenced. With respect to each Romeo PSU, all performance-based vesting conditions was deemed satisfied at “target” performance levels. All rights with respect to shares of Romeo Common Stock under Romeo RSUs and Romeo PSUs assumed by Nikola were converted into rights with respect to shares of Nikola Common Stock. After the Effective Time, each Romeo RSU and Romeo PSU assumed by Nikola shall only be settled in Nikola Common Stock. The number of shares of Nikola Common Stock subject to each Romeo RSU or Romeo PSU assumed by Nikola was determined by multiplying (a) the number of shares of Romeo Common Stock that were subject to such Romeo RSU or Romeo PSU, as in effect immediately prior to the Effective Time, by (b) the Exchange Ratio and rounding the resulting number down to the nearest whole number of shares of Nikola Common Stock. Any restriction on the shares of Romeo Common Stock issuable upon settlement of the Romeo RSU or Romeo PSU, as applicable, continues in full force and effect, and the term, vesting schedule, settlement and other provisions of such Romeo RSU or Romeo PSU otherwise remains unchanged; provided, however, that all performance-based vesting conditions were deemed satisfied at “target” performance levels.

No fractional shares of Nikola Common Stock were issued in connection with the Exchange Offer, and no certificates or scrip for any such fractional shares were issued. Each holder of Romeo Common Stock received a number of shares of Nikola Common Stock equal to the total number of shares of Romeo Common Stock held by such holder multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Nikola Common Stock.

The foregoing description of the Merger Agreement is only a summary and is qualified in its entirety by reference to the full text of the Merger Agreement thereto, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.01.

The information set forth in Items 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and the information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On October 14, 2022, in connection with the consummation of the Exchange Offer and the Merger, the Company (i) notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister Romeo Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Romeo

Common Stock trading was suspended effective before the open of the NYSE on October 17, 2022. The Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Romeo Common Stock that was issued and outstanding immediately prior to the Effective Time (other than any shares that were excluded pursuant to the terms of the Merger Agreement and other than the Romeo Common Stock tendered into the Exchange Offer and accepted by Purchaser) was converted, at the Effective Time, into the right to receive the Merger Consideration (as defined in the Merger Agreement). Accordingly, at the Effective Time, the Company’s stockholders immediately before the Effective Time ceased to have any rights in the Company as stockholders, other than their right to receive the Merger Consideration (as defined in the Merger Agreement).

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and the information set forth under Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Nikola.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

In connection with the Merger, at the Effective Time, each of the following then-existing members of the board of directors of the Company, Susan Brennan, Lauren Webb, Robert S. Mancini, Donald S. Gottwald, Laurene Horiszny, Philip Kassin, Timothy E. Stuart, and Paul S. Williams, resigned as directors of the Company. These departures were in connection with the Merger and not due to any disagreement with the Company on any matter. In accordance with the Merger Agreement, at the Effective Time, Mark A. Russell and Britton M. Worthen were appointed as directors of the Company.

Officers

In connection with the Merger, at the Effective Time, each of the following then-existing officers of the Company, Susan Brennan, Lauren Webb, Kerry A. Shiba, Anne Devine, Rose Rogers, Matthew Sant and Yun Han resigned as officers of the Company. These departures were in connection with the Merger and not due to any disagreement with the Company on any matter. In accordance with the Merger Agreement, at the Effective Time, the Company appointed Mark A. Russell as President and Chief Executive Officer, Kim J. Brady as Chief Financial Officer, and Britton M. Worthen as Vice President, General Counsel and Secretary Mark A. Russell, age 60, has served as Nikola’s Chief Executive Officer and a member of its board of directors since June 2020, and as President of Nikola from June 2020 to August 2022. Prior to that, Mr. Russell served as President of Nikola Corporation, a Delaware corporation (“Legacy Nikola”), prior to the completion of our business combination with VectoIQ Acquisition Corp. (“VectoIQ”) on June 3, 2020 (the “Business Combination”), from February 2019 to June 2020, and as a member of Legacy Nikola’s board of directors from July 2019 to June 2020. From August 2018 to February 2019, Mr. Russell explored new opportunities. Prior to that, Mr. Russell served as President and Chief Operating Officer of Worthington Industries (NYSE: WOR), a diversified metals manufacturing company, from August 2012 to August 2018. Kim J. Brady, age 58, has served as Nikola’s Chief Financial Officer since June 2020, and prior to that, served as Chief Financial Officer and Treasurer of Legacy Nikola from November 2017 to June 2020. Prior to joining Legacy Nikola, Mr. Brady served as senior managing director and partner of Solic Capital Management, LLC, a middle market financial advisory and principal investment firm, from 2012 to October 2017. Mr. Brady was co-head of Solic’s Special Situations Fund that invested across all levels of capital structure. Britton M. Worthen, age 48, has served as Nikola’s Chief Legal Officer and Secretary of Nikola since June 2020, and prior to that, served as Legacy Nikola’s Chief Legal Officer and Secretary from October 2015 to June 2020. Prior to joining Legacy Nikola, Mr. Worthen was a partner at Beus Gilbert McGroder PLLC, a law firm, from May 2000 to September 2015..

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Certificate of Incorporation, as amended, of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to read identically to the certificate of incorporation of Purchaser as in effect immediately prior to the Effective Time (the “Certificate of Incorporation”). In addition, at the Effective Time, the Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to read identically to the bylaws of Purchaser as in effect immediately prior to the Effective Time (the “Bylaws”). The foregoing description of the Certificate of Incorporation and Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Certificate of Incorporation and Bylaws, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of July 30, 2022, as it may be amended from time to time, by and among Romeo Power, Inc., Nikola Corporation and J Purchaser Corp. (incorporated by reference herein to Exhibit 2.1 to the Current Report on Form 8-K previously filed by the Company on August 1, 2022).

3.1	Third Amended and Restated Certificate of Incorporation of Romeo Power, Inc.

3.2	Third Amended and Restated Bylaws of Romeo Power, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Romeo Power, Inc.

By:	/s/ Britton M. Worthen
Name:	Britton M. Worthen
Title:	Vice President, General Counsel & Secretary

Date: October 17, 2022